Exhibit 21.1
Subsidiaries of the Company

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2020. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State of Jurisdiction or Domicile	Doing Business As
1070715 B.C. Unlimited Liability Company	British Columbia
1st Avenue Pharmacy, Inc.	Washington	1st Avenue Pharmacy Genoa Healthcare
310 Canyon Medical, LLC	California
4C MSO LLC	Delaware
5995 Minnetonka, LLC	Delaware
ABCO International Holdings, LLC	Delaware
AbleTo, Inc.	Delaware
Access Administrators, Inc.	Texas
Access HealthSource Administrators, Inc.	Texas
Access HealthSource, Inc.	Texas
Accurate Advantage, LLC	Missouri	Abacus Abacus 340B Management
Accurate Rx Pharmacy Consulting, LLC	Missouri	Abacus Abacus 340B Management Accurate Rx Diplomat Specialty Infusion Group
ACN Group IPA of New York, Inc.	New York
ACN Group of California, Inc.	California
Administradora Clínica La Colina S.A.S.	Colombia
Administradora Country S.A.	Colombia
Administradora Médica Centromed S.A.	Chile
Advanced Surgery Center of Clifton, LLC	New Jersey
Advanced Surgical Hospital, LLC	Pennsylvania
Advantage Care Network, Inc.	Delaware
Advisedby, LLC	Delaware
Advocate Condell Ambulatory Surgery Center, LLC	Illinois
Advocate Southwest Ambulatory Surgery Center, L.L.C.	Illinois
Advocate-SCA Partners, LLC	Delaware
Affinity Biotech, Inc.	Texas
AHN Accountable Care Organization, LLC	Indiana
AHN Central Services, LLC	Indiana
AHN Target Holdings, LLC	Delaware
Alaska Physicians and Surgeons, LLC	Alaska
Alaska Spine Center LLC	Alaska
Alaska Surgery Center, Limited Partnership	Alaska
Aliansalud Entidad Promotora de Salud S.A.	Colombia
All Savers Insurance Company	Indiana
All Savers Life Insurance Company of California	California

Alliance Surgical Center, LLC	Florida	AdventHealth Surgery Center - Lake Mary
Aloha Surgical Center, LLC	Tennessee
Ambient Healthcare, Inc.	Florida
Ambient Holdings, Inc.	Delaware
American Health Network of Indiana Care Organization, LLC	Indiana
American Health Network of Indiana II, LLC	Indiana	HealthCare Network
American Health Network of Indiana, LLC	Indiana	EXPRESS CARE Optum
American Health Network of Kentucky, LLC	Kentucky
American Health Network of Ohio Care Organization, LLC	Ohio
American Health Network of Ohio II, LLC	Ohio
American Health Network of Ohio, LLC	Ohio
American Homecare Federation, Inc.	Connecticut	Diplomat Specialty Infusion Group
American Physicians, Inc.	Arizona
AmeriChoice Corporation	Delaware
AmeriChoice of New Jersey, Inc.	New Jersey
Amico Saúde Ltda.	Brazil
Amil Assistência Médica Internacional S.A.	Brazil
AMIL International S.á.r.l.	Luxembourg
Análisis Clínicos ML S.A.C.	Peru
Angiografia e Hemodinâmica Madre Theodora Ltda.	Brazil
Anne Arundel-SCA Holdings, LLC	Maryland
Anne Arundel-SCA Surgicenter, LLC	Maryland
Antelope Valley Surgery Center, L.P.	California
Apothecary Holdings, Inc.	Delaware
Apothecary Shop of Phoenix, Inc.	Arizona
AppleCare Medical Management, LLC	Delaware	Optum
APS – Assistência Personalizada à Saúde Ltda.	Brazil
Aquitania Chilean Holding SpA	Chile
Arcadia Outpatient Surgery Center, L.P.	California
Arise Physician Group	Texas
Arizona Physicians IPA, Inc.	Arizona	UnitedHealthcare Community Plan
Arlington Surgery Center, LLC	Texas
Arrowlytics Investors, LLC	North Carolina
Arrowlytics LLC	North Carolina
ASC Holdings of New Jersey, LLC	New Jersey
ASC Network, LLC	Delaware
ASC Operators, LLC	California
ASC Operators-East Bay, LLC	California
ASC Operators-San Francisco, LLC	California
ASC Operators-San Luis Obispo, LLC	California
ASC Operators-Santa Rosa, LLC	California
ASC Operators-South Bay, LLC	California
Aspectus, Inc.	Massachusetts
Associação Lusíadas Knowledge Center – Health Education and Research	Portugal
AssuranceRx, LLC	Alabama

Athens ASC Holdings, LLC	Georgia
At-Home IV Infusion Professional, Inc.	Maryland	Diplomat Specialty Infusion Group
Auburn Surgical Center, L.P.	California
Audax Health Solutions, LLC	Delaware
Austin Center For Outpatient Surgery, L.P.	Georgia	Northwest Hills Surgical Hospital
Avella of Columbus, Inc.	Arizona
Avella of Denver, Inc.	Arizona
Avella of Gilbert, Inc.	Arizona
Avella of Orlando, Inc.	Arizona
Avella of Scottsdale, Inc.	Arizona
Avella of St. Louis, Inc.	Arizona
Avella of Tucson, Inc.	Arizona
Avery Parent Holdings, Inc.	Delaware
Aveta Inc.	Delaware
AxelaCare Intermediate Holdings, LLC	Delaware
AxelaCare, LLC	Delaware
B.R.A.S.S. Partnership in Commendam	Louisiana
Ball Outpatient Surgery Center, LLC	Indiana
Banmédica Colombia S.A.S.	Colombia
Banmédica Internacional SpA	Chile
Banmédica S.A.	Chile
Barranca Surgery Center, LLC	Delaware
Beach Surgical Holdings II, LLC	California
Beach Surgical Holdings III, LLC	California
Beach Surgical Holdings LLC	California
Bedford Physicians Risk Retention Group, Inc.	Vermont
Behavioral Healthcare Options, Inc.	Nevada
Beltway Surgery Centers, L.L.C.	Indiana
Benefit Administration for the Self Employed, L.L.C.	Iowa
Benefitter Insurance Solutions, Inc.	Delaware
Bergan Mercy Surgery Center, LLC	Nebraska
Bergen-Passaic Cataract Laser and Surgery Center, LLC	Delaware	Bergen-Passaic Eye Surgery Center
BioRx, LLC	Delaware	Diplomat Specialty Infusion Group ThriveRx
Birmingham Outpatient Surgery Center, Ltd.	Alabama
Birmingham Outpatient Surgical Center, LLC	Delaware
Bloomfield ASC, LLC	Connecticut
Blue Ridge Day Surgery Center, L.P.	Tennessee
Blue Ridge GP, LLC	North Carolina
Blue Ridge Properties, LLC	Delaware
Boca Raton Outpatient Surgery & Laser Center, LTD.	Florida
Bordeaux (Barbados) Holdings I, SRL	Barbados
Bordeaux (Barbados) Holdings II, SRL	Barbados
Bordeaux (Barbados) Holdings III, S.r.l.	Barbados
Bordeaux Holding SpA	Chile
Bordeaux International Holdings, Inc.	Delaware
Bordeaux UK Holdings I Limited	United Kingdom

Bordeaux UK Holdings II Limited	United Kingdom
Bordeaux UK Holdings III Limited	United Kingdom
BOSC Holdings, LLC	Indiana
Bosque Medical Center Ltda.	Brazil
Brandon Ambulatory Surgery Center, LC	Florida
BriovaRx Infusion Services 102, LLC	Delaware
BriovaRx of Florida, Inc.	Delaware	BriovaRx of Florida
BriovaRx of Georgia, LLC	Alabama
BriovaRx of Louisiana, L.L.C.	Louisiana
BriovaRx of Maine, Inc.	Maine	BriovaRx
BriovaRx of Massachusetts, LLC	Massachusetts
BSC Holdings, LLC	Indiana
Cabin Enterprises, LLC	Delaware
Cabin Holdings, LLC	Delaware
California Medical Group Insurance Company, Risk Retention Group	Arizona
Camp Hill Ambulatory Centers	Pennsylvania
Camp Hill-SCA Centers, LLC	Delaware
Capital City Medical Group, L.L.C.	Louisiana
Cardinal Holding Company, LLC	Delaware
Care Improvement Plus Group Management, LLC	Maryland
Care Improvement Plus of Texas Insurance Company	Texas	Care Improvement Plan
Care Improvement Plus South Central Insurance Company	Arkansas
Care Improvement Plus Wisconsin Insurance Company	Wisconsin
Care Logistics, LLC	Delaware	Advanced Care Logistics LLC
CareMount Dental Member, LLC	Delaware
CareMount Health Solutions Employer, LLC	Delaware
CareMount Health Solutions, LLC	Delaware
CareMount Holding, LLC	New York
CareMount Value Partners IPA, LLC	New York
Casa de Saúde Santa Therezinha Ltda.	Brazil
Castle Ambulatory Surgery Center, LLC	Hawaii	Windward Surgery Center
Castle Rock SurgiCenter, LLC	Colorado
Catalyst360, LLC	Delaware	CATALYST360 INSURANCE SERVICES, LLC
Catamaran Finance (Ireland) Unlimited Company	Dublin
Catamaran S.á.r.l.	Luxembourg
CCEC Anesthesia Management, LLC	Texas
CDC Holdings Colombia S.A.S.	Colombia
Cedar Park JV Partners, LLC	Texas
Cedar Park Surgery Center, LLC	Texas
Cemed Care – Empresa de Atendimento Clínico Geral Ltda.	Brazil
Center for Restorative Surgery at Maple Grove, LLC	Minnesota
Center for Surgery of North Coast L.P.	California
Central de Compras SpA	Chile
Central Indiana Care Organization, LLC	Indiana
Central Ohio Care Organization, LLC	Ohio
CentrifyHealth, LLC	Delaware

CentriHealth Corporation	Ontario
CentriHealth UK Limited	United Kingdom
Centro de Entrenamiento Capacitación en Reanimación y Prevención Limitada	Chile
Centro de Servicios Compartidos Banmédica SpA	Chile
Centro Médico Hospitalar Pitangueiras Ltda.	Brazil
Centro Odontológico Americano S.A.C.	Peru
Centromed Quilpué S.A.	Chile
Centros Médicos y Dentales Multimed Ltda.	Chile
Centura-SCA Holdings, LLC	Colorado
Centurion Casualty Company	Nebraska
Channel Islands Surgicenter Properties, LLC	Delaware
Channel Islands Surgicenter, L.P.	California
Charleston Surgery Center Limited Partnership	South Carolina
Charleston Surgery Properties, LLC	Delaware
Charlotte Surgery Center, LLC	North Carolina
Charlotte Surgery Properties, LTD.	North Carolina
Charlotte-SC, LLC	Delaware
Chatham Orthopaedic ASC, LLC	Georgia	Chatham Orthopaedic Surgery Center
Childrens Surgery Center LLC	Florida
ChinaGate (Hong Kong) Limited	Hong Kong	OptumInsight
Citrus Regional Surgery Center, L.P.	Tennessee
Cleburne Surgical Center, LLC	Texas	Texas Health Surgery Center Cleburne
Clínica Alameda SpA	Chile
Clínica Bío Bío S.A.	Chile
Clínica Ciudad del Mar S.A.	Chile
Clínica Dávila y Servicios Médicos S.p.A.	Chile
Clínica del Country S.A.	Colombia
Clínica Iquique S.A.	Chile
Clínica Médico Cirúrgica de Santa Tecla, S.A.	Portugal
Clínica Portoazul S.A.	Colombia
Clínica San Borja S.A.	Peru
Clínica San Felipe S.A.	Peru
Clínica Sánchez Ferrer S.A.	Peru
Clínica Santa María S.p.A.	Chile
Clínica Vespucio S.A.	Chile
Clinical Partners of Colorado Springs, LLC	Colorado
Clinton Partners, LLC	Michigan	Premier Surgical Center of Michigan
CLISA – Clínica de Santo António, S.A.	Portugal
CMO – Centro Médico de Oftalmologia S/S Ltda.	Brazil
CMS – Central de Manipulação e Serviços Farmacêuticos S.A.	Brazil
Coachella Valley Physicians of PrimeCare, Inc.	California
Coalition for Advanced Pharmacy Services, Inc.	Delaware
Coastal Physicians Management, Inc.	California
Cogent Healthcare IPA of New York, Inc.	New York
Cogent Healthcare Management of New York, Inc.	New York
Cogent Healthcare of Decatur, LLC	Alabama
Cogent Healthcare of Illinois, LLC	Illinois

Cogent Healthcare of Jackson, MS, LLC	Mississippi
Cogent Healthcare of Jacksonville, LLC	Florida
Cogent Healthcare of Kentucky, P.S.C.	Kentucky
Cogent Healthcare of Mississippi, Inc.	Mississippi
Cogent Healthcare of Missouri, Inc.	Missouri
Cogent Healthcare of Pennsylvania, Inc.	Pennsylvania
Cogent Healthcare of Pensacola, LLC	Florida
Cogent Healthcare of Virginia, Inc.	Virginia
Cogent Healthcare of Wisconsin, S.C.	Wisconsin
Cogent Healthcare, Inc.	Delaware
Cogent Patient Safety Organization, Inc.	Virginia
COI – Clínicas Oncológicas Integradas S.A.	Brazil
Collaborative Care Holdings, LLC	Delaware
Collaborative Care Services, Inc.	Delaware
Collaborative Realty, LLC	New York
Colmedica Medicina Prepagada S.A.	Colombia
Colonial Outpatient Surgery Center, LLC	Florida
Colorado Innovative Physician Solutions, Inc.	Colorado
Colorado Springs Surgery Center, Ltd.	Colorado
Comfort Care Transportation, LLC	Texas
Comfort Infusion, Inc.	Alabama	Diplomat Specialty Infusion Group
Comprehensive Hospital Physicians of Florida, Inc.	Florida
Connecticut Surgery Center, Limited Partnership	Connecticut
Connecticut Surgery Properties, LLC	Delaware
Connecticut Surgical Center, LLC	Delaware
ConnectYourCare, Inc.	Delaware
ConnectYourCare, LLC	Maryland
Constructora Inmobiliaria Magapoq S.A.	Chile
Consumer Wellness Solutions, Inc.	Delaware
Convenio Regenero S.A.	Chile
Cornell Surgicenter, LLC	Oregon
Cornerstone Surgicare, LLC	Florida
Corpus Christi Endoscopy Center, L.L.P.	Texas
Country Scan Ltda.	Colombia
Critical Care Physicians of Illinois, LLC	Illinois
Curaspan Health Group, Inc.	Delaware
Cypress Care, Inc.	Delaware	Optum Workers Compensation Services of Georgia
Damon Dialysis, LLC	Delaware	Avon Dialysis
Danbury Surgical Center, L.P.	Georgia
Day-Op Surgery Consulting Company, LLC	Delaware
DBP Services of New York IPA, Inc.	New York
Dental Benefit Providers of California, Inc.	California	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	Illinois
Dental Benefit Providers, Inc.	Delaware	DBP Services DBP Services Inc.
Denton Endoscopy Surgery Center, LLC	Texas
Denton Surgery Center, LLC	Texas	Texas Health Surgery Center Denton

Derry Surgical Center, LLC	New Hampshire
Diagnóstico Ecotomográfico Centromed Ltda.	Chile
Diasnóstico por Imágenes Centromed Ltda.	Chile
Digestive Disease Center, L.P.	California
Dilab Medicina Nuclear Ltda.	Brazil
Diplomat Blocker, Inc.	Delaware
Diplomat Corporate Properties, LLC	Michigan
Diplomat Pharmacy, Inc.	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy Great Lakes Distribution Center, LLC	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Boothwyn, LLC	Pennsylvania	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Chicago, LLC	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Ft. Lauderdale, LLC	Michigan	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Los Angeles County, LLC	California	Diplomat Specialty Pharmacy
Diplomat Specialty Pharmacy of Philadelphia, LLC	Pennsylvania
Diplomat Specialty Pharmacy of Phoenix, LLC	Michigan	Diplomat Specialty Pharmacy
Distance Learning Network, Inc.	Delaware	i3CME OptumHealth Education
Divisadero Holdings, LLC	California
divvyMED, LLC	Delaware	DIVVY DOSE DIVVYDOSE DivvyDose divvyDOSE divvyDose DIVVYDOSE LLC
Doctor + S.A.C.	Peru
Dry Creek Surgery Center, LLC	Colorado
DSP Flint Real Estate, LLC	Michigan
DSP-Building C, LLC	Michigan
DTC Surgery Center, LLC	Colorado
Dublin Surgery Center, LLC	Ohio
Duluth Surgical Suites, LLC	Minnesota
Duncan Printing Services LLC	South Carolina
Durable Medical Equipment, Inc.	Massachusetts
DWIC of Tampa Bay, Inc.	Florida	Doctor's Walk-In Clinics
MedExpress
MedExpress Urgent Care - Cape Coral, SW Pine Island Rd
MedExpress Urgent Care - Carrollwood
MedExpress Urgent Care - Clearwater
MedExpress Urgent Care - Clewiston, W Sugarland Hwy
MedExpress Urgent Care - Deland, N Woodland Blvd
MedExpress Urgent Care - Fort Meyers, S Cleveland Ave
MedExpress Urgent Care - Golden Gate, Collier Blvd.
MedExpress Urgent Care - Hudson, State Road 52
MedExpress Urgent Care - Jacksonville, Atlantic Blvd.
MedExpress Urgent Care - Jacksonville, Merrill Rd
MedExpress Urgent Care - Lakeland, N Road 98
MedExpress Urgent Care - Largo
MedExpress Urgent Care - Lehigh Acres, Homestead Rd N
MedExpress Urgent Care - Lutz
MedExpress Urgent Care - Mylan - Fountainbleau Aviation
MedExpress Urgent Care - Mylan - Rectrix Aerodrome Centers
MedExpress Urgent Care - New Tampa
MedExpress Urgent Care - North Port, Tuscola Blvd
MedExpress Urgent Care - Northside
MedExpress Urgent Care - Palm Beach Gardens
MedExpress Urgent Care - Port Charlotte, Tamiami Trl
MedExpress Urgent Care - Vero Beach, US Highway 1
MedExpress Urgent Care - West Tampa
MedExpress Urgent Care-Brandon
E Street Endoscopy, LLC	Florida	West Coast Endoscopy Center
Ear Professionals International Corporation	Delaware	EPIC Hearing Healthcare UnitedHealthcare Hearing
East Bay Endoscopy Center, L.P.	Delaware
East Brunswick Surgery Center, LLC	New Jersey
Echo Locum Tenens, Inc.	Delaware
eCode Solutions, LLC	Delaware
Electronic Network Systems, Inc.	Delaware
Elual Participações S.A.	Brazil
EM Orange Tree LLC	California
Emerald Coast Surgery Center, L.P.	Florida
Emmaus Holdings, LLC	New Jersey
Emmaus Surgical Center, LLC	New Jersey
Empire Physician Management Company, LLC	California
Employers’ Health Choice PPO, Inc.	Arkansas
Empremédica S. A.	Peru
Endoscopy Center Affiliates, Inc.	Delaware
Enterprise Life Insurance Company	Texas
EP Campus I, LLC	Delaware

EPIC Health Plan	California
EPIC Management Services, LLC	Delaware
Equian Parent Corp.	Delaware
Equian, LLC	Indiana	Casualty Recovery Solutions
Esho – Empresa de Serviços Hospitalares S.A.	Brazil
Etho – Empresa de Tecnologia Hospitalar Ltda.	Brazil
Everett MSO, Inc.	Washington	The Everett Clinic
Excelsior Insurance Brokerage, Inc.	Delaware
Executive Health Resources, Inc.	Pennsylvania
Executive Surgery Center, L.L.C.	Texas
Eye Clinic Oftalmologia Clínico Cirúrgica e Diagnóstico Ltda.	Brazil
Family Health Care Services	Nevada	Southwest Medical Associates Home Health
Family Home Hospice, Inc.	Nevada	OptumCare Palliative Care Southwest Medical Associates Hospice and Palliative Care
Fideicomiso Clínica Barranquilla Portoazul FA-517	Colombia
First Coast Orthopedic Center, LLC	Florida	First Coast Surgery Center
First Family Insurance, LLC	Delaware
Florence Surgery Center, L.P.	Tennessee	Shoals Outpatient Surgery
Flowood Surgery Center, LLC	Mississippi
FMG Holdings, LLC	Delaware
Focus Rx Inc.	New York	Focus Rx
Focus Rx Pharmacy Services Inc.	New York	Diplomat Specialty Infusion Group
For Health of Arizona, Inc.	Arizona	Geriatrix of Arizona INSPIRIS of Arizona
For Health, Inc.	Delaware
Fort Sutter Medical Building, a California Limited Partnership	California
Fort Sutter Surgery Center, a California Limited Partnership	California
Fort Worth Endoscopy Centers, LLC	Texas
Fortified Provider Network, Inc.	Arizona
Fortify Technologies Asia, LLC	Phillipines
Fortify Technologies, LLC	Minnesota
Foundation Financial Services, Inc.	Nevada
Foundation Surgery Affiliate General of Huntingdon Valley, LLC	Oklahoma
Foundation Surgery Affiliate of Huntingdon Valley, L.P.	Oklahoma	Huntingdon Valley Surgery Center
Franklin Surgical Center LLC	New Jersey
Freedom Life Insurance Company of America	Texas
Freeway Surgicenter of Houston, LLC	Texas
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX (RMS), Inc.	Delaware
FrontierMEDEX Government Services, LLC	Delaware
FrontierMEDEX Kenya Limited	Nairobi
FrontierMEDEX US, Inc.	Delaware
FrontierMEDEX, Inc.	Minnesota	UnitedHealthcare Global
Fundación Banmédica	Chile
Gadsden Surgery Center, LLC	Delaware
Gainesville Surgery Center, L.P.	Tennessee
Gainesville Surgery Properties, LLC	Delaware
Genoa Healthcare LLC	Pennsylvania	Alaska Business License

Genoa Healthcare, Inc.	Delaware
Genoa of Arkansas, LLC	Arkansas
Genoa Technology (Canada) Inc.	British Columbia
Genoa Technology, Inc.	Delaware
Genoa Telepsychiatry, Inc.	Delaware	1DocWay, Inc.
Genoa, QoL Wholesale, LLC	Delaware
gethealthinsurance.com Agency Inc.	Indiana	UnitedOne Insurance Agency
Gladiolus Surgery Center, L.L.C.	Florida
GLBESC, LLC	Delaware
Glenwood Surgical Center, L.P.	California
Glenwood-SC, Inc.	Tennessee
Golden Gate Endoscopy Center, LLC	California
Golden Outlook, Inc.	California	Golden Outlook Golden Outlook Insurance Services
Golden Rule Financial Corporation	Delaware
Golden Rule Insurance Company	Indiana
Golden Triangle Surgicenter, L.P.	California
Grandview Surgery Center, LTD.	Pennsylvania
Grants Pass Surgery Center, LLC	Oregon
Grapevine Finance LLC	Delaware
Greater New Haven ASC, LLC	Connecticut	Northeast Alliance Surgery Center
Greensboro Specialty Surgery Center, LLC	North Carolina
Greenville Surgery Center, LLC	Texas	Texas Health Surgery Center Dallas
Greenway Surgical Suites, LLC	Minnesota
Grossmont Surgery Center, L.P.	California
Grove Place Surgery Center, L.L.C.	Florida
H&W Indemnity (SPC), Ltd.	Grand Cayman
H.I. Investments Holding Company, LLC	Delaware
Harken Health Insurance Company	Wisconsin
Hawthorn Place Outpatient Surgery Center, L.P.	Georgia	Hawthorn Surgery Center
Hays JV Partners, LLC	Texas
Hays Surgery Center, LLC	Texas
HCentive Technology India Private Limited	India
hCentive, Inc.	Delaware
HCP ACO California, LLC	California	HCP ACO California, LLC HealthCare Partners ACO Optum California ACO
Health Care-ONE Insurance Agency, Inc.	California
Health Inventures Employment Solutions, LLC	Delaware
Health Inventures, LLC	Delaware
Health Plan of Nevada, Inc.	Nevada	Health Plan of Nevada HPN
HealthCare Partners Management Services California, LLC	Delaware	HealthCare Partners Services, LLC
HealthCare Partners RE, LLC	Delaware	HealthCare Partners RE, LLC
Healthcare Solutions, Inc.	Delaware	Optum Healthcare Solutions of Georgia
HealthEast Surgery Center-Maplewood, LLC	Minnesota
HealthFirst IPA, Inc.	Colorado
HealthMarkets Group, Inc.	Delaware
HealthMarkets Insurance Agency, Inc.	Delaware
HealthMarkets Services, Inc.	Delaware

HealthMarkets, Inc.	Delaware
HealthMarkets, LLC	Delaware
Healthplex America, LLC	Florida
Healthplex Dental Services, Inc.	Florida
Healthplex I.P.A., Inc.	New York
Healthplex Insurance Company	New York
Healthplex of CT, Inc.	Connecticut
Healthplex of DC, Inc.	District of Columbia
Healthplex of GA, Inc.	Georgia
Healthplex of MD, Inc.	Maryland
Healthplex of ME, Inc.	Maine
Healthplex of NC, Inc.	North Carolina
Healthplex of NJ, Inc.	New Jersey
Healthplex of TX, Inc.	Texas
Healthplex, Inc.	New York	Healthplex Management Services, Inc.
HealthScope Benefits, Inc.	Delaware	Health Benefits of Arkansas, Inc. HEALTHSCOPE BENEFIT ADMINISTRATORS
HealthSCOPE Holdings, Inc.	Delaware
Heartland Heart and Vascular, LLC	Delaware
Help S.A.	Chile
Help Service S.A.	Chile
Hemonefro – Hemodiálise e Nefrologia Ltda	Brazil
HFHS-SCA Holdings, LLC	Michigan
Highlands Ranch Healthcare, LLC	Colorado
HMG Holding Corporation	Delaware
HMG Holdings, LLC	Delaware
Home Medical S.A.	Chile
Hospice Inspiris Holdings, Inc.	Tennessee
Hospitais Associados de Pernambuco Ltda.	Brazil
Hospital Alvorada de Taguatinga Ltda.	Brazil
Hospital Ana Costa S.A.	Brazil
Hospital de Clínicas de Jacarepaguá Ltda.	Brazil
Hospital Santa Helena S.A.	Brazil
Hospitalist Medicine Physicians of California, Inc.	California
Hospitalist Medicine Physicians of Connecticut, LLC	Connecticut
Hospitalist Medicine Physicians of Cuyahoga County, Ltd.	Ohio
Hospitalist Medicine Physicians of Fredericksburg, LLC	Virginia
Hospitalist Medicine Physicians of Front Royal, LLC	Virginia
Hospitalist Medicine Physicians of Imperial County, Inc.	California
Hospitalist Medicine Physicians of Indiana, LLC	Indiana
Hospitalist Medicine Physicians of Iowa, PLLC	Iowa
Hospitalist Medicine Physicians of Kanawha County, PLLC	West Virginia
Hospitalist Medicine Physicians of Kentucky, PLLC	Kentucky
Hospitalist Medicine Physicians of Los Angeles County, Inc.	California
Hospitalist Medicine Physicians of Louisiana, LLC	Louisiana
Hospitalist Medicine Physicians of Marathon County, Ltd.	Wisconsin
Hospitalist Medicine Physicians of Mississippi, LLC	Mississippi
Hospitalist Medicine Physicians of Monterey County, Inc.	California

Hospitalist Medicine Physicians of Multiple Practice Sites, LLC	Delaware
Hospitalist Medicine Physicians of Muskingum County, Ltd.	Ohio
Hospitalist Medicine Physicians of Rapides Parish, L.L.C.	Louisiana
Hospitalist Medicine Physicians of Richland County, Ltd.	Ohio
Hospitalist Medicine Physicians of San Bernardino County, Inc.	California
Hospitalist Medicine Physicians of San Luis Obispo County, Inc.	California
Hospitalist Medicine Physicians of Sylvania, Ltd.	Ohio
Hospitalist Medicine Physicians of Virginia, LLC	Virginia
Hospitalist Medicine Physicians of Washington County, LLC	Pennsylvania
Hospitalist Medicine Physicians of Wisconsin Rapids, Ltd.	Wisconsin
Hospitalist Medicine Physicians of Wisconsin, Ltd.	Wisconsin
Hospitalists Management Group, LLC	Delaware
Humedica, Inc.	Delaware
Hygeia Corporation	Delaware
Hygeia Corporation (Ontario)	Ontario
IEC Holdings, LLC	Indiana
IHD Holdings, LLC	Delaware
Illinois Independent Care Network, LLC	Delaware
Imed Star – Serviços de Desempenho Organizacional Ltda.	Brazil
Impel Consulting Experts, L.L.C.	Texas
Impel Management Services, L.L.C.	Texas
Indiana Care Organization, LLC	Indiana
Indiana Endoscopy Centers, LLC	Indiana
Inland Surgery Center, L.P.	California
Inmobiliaria Apoquindo 3001 S.A.	Chile
Inmobiliaria Apoquindo 3600 Ltda.	Chile
Inmobiliaria Apoquindo S.A.	Chile
Inmobiliaria Clínica Santa María S.A.	Chile
Inmobiliaria e Inversiones Alameda S.A.	Chile
Inmobiliaria Viñamed Ltda.	Chile
INOV8 Surgical at Memorial City, LLC	Texas
Inpatient Specialists of Southwest Florida, LLC	Florida
inPharmative, Inc.	Nevada
INSPIRIS of New York Management, Inc.	New York
INSPIRIS of Texas Physician Group	Texas	Optum Clinic Optum Clinic + Medical Spa Optum Clinic + Urgent Care
Inspiris, Inc.	Delaware
Instituto do Radium de Cammpinas Ltda	Brazil
International Healthcare Services, Inc.	New Jersey
InTouch Pharmacy LLC	Georgia
Inversiones Clínicas Santa María S.A.	Chile
Ironman Holdco, Inc.	Delaware
Ironman Intermediate Holdco, LLC	Delaware
Isapre Banmédica S.p.A.	Chile
Isapre Vida Tres S.A.	Chile
Johnston Surgicare, L.P.	Rhode Island
Joliet Surgery Center Limited Partnership	Illinois

Jordan Ridge Family Medicine, LLC	Delaware	Optum Primary Care - Jordan Ridge
Joyable, Inc.	Delaware
JPM Healthcare LLC	Delaware
Knox Diagnostic Imaging Center, LLC	Ohio
Laboratorio ROE S.A.	Peru
Laboratorios Médicos Amed Quilpué S.A.	Chile
LDI Holding Company, LLC	Delaware
LDI Management Services, LLC	Delaware
LDI Nautic VII Blocker, LLC	Delaware
LDI Nautic VIII-A Blocker, LLC	Delaware
Leehar Distributors, LLC	Delaware	CastiaRx CastiaRx Administrators, LLC CastiaRx of Missouri CastiaRx Pharmacy CastiaRx Specialty Pharmacy Leehar Distributors Missouri, LLC
Lexington Surgery Center, Ltd.	Kentucky
LGH-A/Golf ASTC, L.L.C.	Illinois
Liberty Anesthesia Services, LLC	Illinois
Lifeprint Accountable Care Organization, LLC	Delaware	Optum Accountable Care, Arizona
Lifeprint East, Inc.	Delaware	Optum Care Network of Ohio OptumCare Network of Connecticut
LifePrint Health, Inc.	Delaware	Optum Community Center Layton Optum Utah OptumCare Community Center Sandy OptumCare Community Center West Valley OptumCare Medical Network Optumcare Network of Indiana
LifeStyles Marketing Group, Inc.	Delaware
LifeWell. Ltd. Co.	Georgia
Limestone Medical Center, LLC	Delaware
Litomédica S.A.	Colombia
Logistics Health, Inc.	Wisconsin
Lotten-Eyes Oftalmologia Clinica e Cirurgica Ltda.	Brazil
Louisville S.C., Ltd.	Kentucky
Louisville-SC Properties, Inc.	Kentucky
Loyola Ambulatory Surgery Center at Oakbrook, Inc.	Illinois
Loyola Ambulatory Surgery Center at Oakbrook, L.P.	Illinois
Lusíadas - Parcerias Cascais, S.A.	Portugal
Lusíadas A.C.E.	Portugal
Lusíadas, S.A.	Portugal
Lusíadas, SGPS, S.A.	Portugal
Lutheran Campus ASC, LLC	Colorado
MAMSI Life and Health Insurance Company	Maryland
Managed Care of North America, Inc.	Florida
Managed Physical Network, Inc.	New York
March Holdings, Inc.	California
March Vision Care IPA, Inc.	New York
March Vision Care of Texas, Inc.	Texas
March Vision Care, Inc.	California
Marin Health Ventures, LLC	California
Marin Specialty Surgery Center, LLC	California
Marin Surgery Holdings, Inc.	Delaware
Marlin Holding Company LLC	Delaware
Maryland Ambulatory Centers, LLC	Maryland
Maryland-SCA Centers, LLC	Delaware
Massachusetts Assurance Company, Ltd. PIC	Grand Cayman

Massachusetts Avenue Surgery Center, LLC	Maryland
McKenzie Surgery Center, L.P.	Tennessee
MCNA Health Care Holdings, LLC	Florida
MCNA Insurance Company	Texas
MCNA Systems Corp.	Florida
MD Ops, Inc.	California	CHIEF Community Health Information Exchange Foundation
MD-Individual Practice Association, Inc.	Maryland
ME AHS UC LLC	Delaware
Medalliance Net Ltda.	Brazil
MEDEX Insurance Services, Inc.	Maryland
MedExpress Development, LLC	Florida
MedExpress Urgent Care Alabama, LLC	Alabama
MedExpress Urgent Care Maine, Inc.	Maine
MedExpress Urgent Care New Hampshire, Inc.	New Hampshire
MedExpress Urgent Care of Boynton Beach, LLC	Florida	MedExpress Urgent Care - Boca Raton MedExpress Urgent Care - Coral Springs MedExpress Urgent Care - Palm Beach Gardens MedExpress Urgent Care - Royal Palm Beach
MedExpress Urgent Care, Inc. - Ohio	Ohio
Medica Health Plans of Florida, Inc.	Florida
Medica HealthCare Plans, Inc.	Florida
Medical Hilfe S.A.	Chile
Medical Support Los Angeles, Inc.	California
Medical Surgical Centers of America, Inc.	Delaware
Medical Transportation Services, LLC	Florida	MTS
MedPro Rx, Inc.	North Carolina	Diplomat Specialty Infusion Group
MedSynergies, LLC	Delaware
Melbourne Surgery Center, LLC	Georgia
Memorial City Holdings, LLC	Delaware
Memorial City Partners, LLC	Delaware
Memorial Houston Surgery Center, LLC	Texas
MemorialCare Surgical Center at Orange Coast, LLC	California
MemorialCare Surgical Center at Saddleback, LLC	California
Mesquite Liberty, LLC	Nevada
MGH/SCA, LLC	California
MHC Real Estate Holdings, LLC	California
Miami Surgery Center, LLC	Delaware
Midlands Orthopaedics Surgery Center, LLC	South Carolina
Midwest Center for Day Surgery, LLC	Illinois
Mid-West National Life Insurance Company of Tennessee	Texas
Mile High SurgiCenter, LLC	Colorado
Mississippi Medical Plaza, L.C.	Nebraska
Modality Accountable Care Organisation Limited	England
Modern Medical, Inc.	Ohio	MMI of Ohio, Inc. Modern Medical of Ohio, Inc. Optum Workers Compensation Medical Services Optum Workers Compensation Services Optum WorkersCompensation Medical Services
Mohawk Surgery Center, LLC	Florida
Monarch Management Services, Inc.	Delaware	Optum
Montgomery Surgery Center Limited Partnership	Maryland
Monument Health, LLC	Colorado
Moore Orthopaedic Clinic Outpatient Surgery Center, LLC	South Carolina

Morris County Surgical Center, LLC	New Jersey
Mosaic Management Services, Inc.	California	Mosaic Management Services, Inc.
Mountain View Medical Group, LLC	Colorado	Mountain View Medical Group, LLC Mountain View Medical Group, Part of DaVita Medical Group Mountain View Medical Group, Part of Optum
MSLA Management LLC	Delaware
Mt. Pleasant Surgery Center, L.P.	Tennessee
Multiangio Ltda.	Brazil
Muskogee Surgical Investors, LLC	Oklahoma
Mustang Razorback Holdings, Inc.	Delaware
My Wellness Solutions, LLC	Delaware
NAMM Holdings, Inc.	Delaware
Naperville Surgical Centre, LLC	Illinois
National Foundation Life Insurance Company	Texas
National Pacific Dental, Inc.	Texas
National Surgery Centers, LLC	Delaware
Navigator Health, Inc.	Delaware
naviHealth Care at Home, LLC	Delaware
naviHealth Coordinated Care, LLC	Delaware
naviHealth Holdings, LLC	Delaware
naviHealth SM Holdings, Inc.	Delaware
naviHealth, Inc.	Delaware
Nebraska Spine Hospital, LLC	Iowa
Neighborhood Health Partnership, Inc.	Florida
Netwerkes, LLC	Tennessee
Nevada Pacific Dental	Nevada
New Orleans Regional Physician Hospital Organization, L.L.C.	Louisiana	Peoples Health Peoples Health Network
New West Physicians, Inc.	Colorado	Elk Ridge Family Medicine HEALTHFIRST PHYSICIANS New West Physicians Physician Alliance of the Rockies
New York Proton Management, LLC	New York
Newton Holdings, LLC	Delaware
Nomad Buyer, Inc.	Delaware
North American Medical Management California, Inc.	Tennessee
North Coast Surgery Center, Ltd., a California Limited Partnership	California
North Dallas Surgical Center, LLC	Delaware
North Puget Sound Oncology Equipment Leasing Company, LLC	Washington
Northern Nevada Health Network, Inc.	Nevada
Northern Rockies Surgery Center, L.P.	Tennessee
Northern Rockies Surgicenter, Inc.	Montana
Northern Utah Surgery Center, LLC	Utah
Northwest Hills JV Partners, LLC	Texas
Northwest Medical Group Alliance, LLC	Washington
Northwest Spine and Laser Surgery Center LLC	Oregon	NW Spine and Laser Surgery Center
Northwest Surgicare, LLC	Delaware
Northwest Surgicare, Ltd., an Illinois Limited Partnership	Illinois
NSC Channel Islands, LLC	California
NSC Greensboro West, LLC	Delaware
NSC Greensboro, LLC	Delaware
NSC Lancaster, LLC	Delaware

NSC Seattle, Inc.	Washington
NSC Upland, LLC	Delaware
Oak HC/FT LDI Blocker, LLC	Delaware
OC Cardiology Practice Partners, LLC	Delaware
OCC MSO, LLC	Delaware
Omesa SpA	Chile
OmniClaim, LLC	Delaware
Oncocare S.A.C.	Peru
One World Surgery	Illinois
Ophthalmology Surgery Center of Dallas, LLC	Texas
Optimum Choice, Inc.	Maryland	UnitedHealthcare
Optum Bank, Inc.	Utah	Exante Bank, Inc. OptumHealth Bank, Inc.
Optum Biometrics, Inc.	Illinois
Optum Care Services Company	Tennessee
Optum Care, Inc.	Delaware	MedExpress Payroll Arkansas
Optum Clinics Holdings, Inc.	Delaware
Optum Clinics Intermediate Holdings, Inc.	Delaware
Optum Compounding Services, LLC	Arizona
Optum Digital Health Holdings, LLC	Delaware
Optum Direct To Consumer, Inc.	Delaware
Optum Finance (Ireland) Unlimited Company	Dublin
Optum Frontier Therapies Holdings, LLC	Delaware
Optum Frontier Therapies II, LLC	Nevada	BriovaRX
Optum Frontier Therapies, LLC	Michigan	8th Day Software WRB Communications
Optum Global Solutions (India) Private Limited	India
Optum Global Solutions (Philippines), Inc.	Phillipines
Optum Global Solutions Colombia S.A.S.	Colombia
Optum Global Solutions International B.V.	Netherlands
Optum Government Solutions, Inc.	Delaware
Optum Health & Technology (Hong Kong) Limited	Hong Kong
Optum Health & Technology (India) Private Limited	India
Optum Health & Technology (Singapore) Pte. Ltd.	Singapore
Optum Health & Technology (US), LLC	Missouri
Optum Health & Technology Holdings (US), Inc.	Missouri
Optum Health & Technology Serviços do Brasil Ltda.	Brazil
Optum Health and Technology FZ-LLC	Dubai
Optum Health Plan of California	Delaware	DaVita Healthcare Partners Plan, Inc.
Optum Health Services (Canada) Ltd.	British Columbia	Interlock Employee and Family Assistance Optum International
Optum Health Solutions (Australia) Pty Ltd	Victoria
Optum Health Solutions (UK) Limited	United Kingdom
Optum Healthcare of Illinois, Inc.	Georgia
Optum Hospice Pharmacy Services, LLC	Delaware	HospiScript Services Optum Hospice Pharmacy Services Optum Hospice Pharmacy Services Administrator
Optum Infusion Services 100, Inc.	New York	Advanced Care of New Jersey Inc.
Optum Infusion Services 101, Inc.	New York
Optum Infusion Services 103, LLC	Delaware
Optum Infusion Services 200, Inc.	South Carolina

Optum Infusion Services 201, Inc.	Florida
Optum Infusion Services 202, Inc.	Florida
Optum Infusion Services 203, Inc.	Florida
Optum Infusion Services 204, Inc.	Florida
Optum Infusion Services 205, Inc.	Florida
Optum Infusion Services 206, Inc.	Alabama
Optum Infusion Services 207, Inc.	Alabama
Optum Infusion Services 208, Inc.	North Carolina
Optum Infusion Services 209, Inc.	Georgia	AxelaCare
Optum Infusion Services 301, LP	Oklahoma	AxelaCare
Optum Infusion Services 302, LLC	Nebraska
Optum Infusion Services 305, LLC	Delaware
Optum Infusion Services 308, LLC	Arizona	AxelaCare
Optum Infusion Services 401, LLC	California
Optum Infusion Services 402, LLC	California
Optum Infusion Services 403, LLC	California
Optum Infusion Services 404, LLC	Oregon
Optum Infusion Services 500, Inc.	Delaware	Alaska Business License #2120394 Optum Infusion Services 500
Optum Infusion Services 501, Inc.	Delaware
Optum Insurance of Ohio, Inc.	Ohio
Optum Labs Dimensions, Inc.	Delaware
Optum Labs International (UK) Ltd.	England
Optum Labs Topaz, Inc.	Delaware
Optum Labs, LLC	Delaware	Query Lab QueryRx UnitedHealth Group Research & Development
Optum Life Sciences (Canada) Inc.	Ontario
Optum Magan Management, Inc.	California
Optum Management Consulting (Shanghai) Co., Ltd.	China
Optum Networks of New Jersey, Inc.	Delaware	OptumCare Network of New Jersey OrthoNet of the Mid-Atlantic
Optum of New York, Inc.	New York
Optum Operations (Ireland) Unlimited Company	Ireland
Optum Oregon MSO, LLC	Delaware
Optum Palliative and Hospice Care of Pennsylvania, Inc.	Tennessee	Evercare Hospice & Palliative Care
Optum Palliative and Hospice Care of Texas, Inc.	Tennessee	Evercare Hospice & Palliative Care
Optum Perks LLC	Delaware
Optum Pharmacy 601, LLC	Florida
Optum Pharmacy 700, LLC	Delaware	BriovaRx Specialty
Optum Pharmacy 701, LLC	Delaware

Optum Pharmacy 702, LLC	Indiana	BriovaRx
Optum Pharmacy 704, Inc.	Texas	BriovaRx of Texas
Optum Pharmacy 705, LLC	Alabama
Optum Pharmacy 706, Inc.	New York	BriovaRx of New York
Optum Pharmacy 707, Inc.	California
Optum Pharmacy 800, Inc.	Arizona
Optum Pharmacy 801, Inc.	Arizona	Alaska Business License Avella of Deer Valley, Inc. #038 Avella Specialty Pharmacy
Optum Pharmacy 803, Inc.	Arizona
Optum Pharmacy 805, Inc.	Arizona
Optum Pharmacy 806, Inc.	California
Optum Public Sector Solutions, Inc.	Delaware	OptumServe Community Care Services
Optum Rocket, Inc.	Delaware
Optum Senior Services, LLC	Alabama	SeniorScript
Optum Services (Ireland) Limited	Dublin
Optum Services (Puerto Rico) LLC	Puerto Rico
Optum Services, Inc.	Delaware
Optum Solutions do Brasil – Tecnologia e Serviços de Suporte Ltda.	Paraná
Optum Solutions UK Holdings Limited	United Kingdom
Optum Technology, LLC	Delaware
Optum UK Solutions Group Limited	United Kingdom
Optum Washington Network, LLC	Washington
Optum Women's and Children's Health, LLC	Delaware
Optum, Inc.	Delaware
Optum360 Services, Inc.	Delaware
Optum360 Solutions, LLC	Delaware
Optum360, LLC	Delaware
OptumCare ACO New Mexico, LLC	Delaware	NM Care ACO, LLC
OptumCare Clinical Trials, LLC	Delaware	HCP Clinical Research HCP Clinical Research, LLC
OptumCare Colorado ASC, LLC	Colorado	Digestive Disease Endoscoopy Optum Digestive Disease Optum Endoscopy
OptumCare Colorado Springs, LLC	Colorado	Colorado Springs Health Partners Digestive Disease Clinic Optum Optum Digestive Disease
OptumCare Colorado, LLC	Colorado	HealthCare Partners Colorado, LLC
OptumCare Endoscopy Center New Mexico, LLC	New Mexico
OptumCare Florida CI, LLC	Delaware
OptumCare Florida, LLC	Delaware	Ameridrug
Apopka Family Medicine
Associated Family Medicine Sabal Palm
DaVita Medical Florida
DaVita Medical Group
DaVita Medical Group - North Westmonte
DaVita Medical Group Florida
DaVita Pharmacy
HCP Care Partners
Healthcare Partners Georgia
JSA Best Group
JSA Healthcare Corporation
JSA Medical Group Bayway
JSA Medical Group Northeast
JSA Medical Group Skyway
Lake Mary Family Medicine
Northside Family Medicine
Optum
South Seminole Family Medicine
Tuscawilla Family Medicine
OptumCare Holdings Colorado, LLC	Colorado
OptumCare Holdings, LLC	California	DaVita Medical California DaVita Medical Holdings California, LLC HealthCare Partners Holdings, LLC
OptumCare Management, LLC	California	HealthCare Partners HealthCare Partners, LLC Optum
OptumCare New Mexico, LLC	Delaware	ABQ Health Partners, LLC DaVita Medical Group
OptumCare New York IPA, Inc.	New York
OptumCare South Florida, LLC	Florida	DaVita Medical Group DaVita Medical Group Florida HealthCare Partners South Florida, LLC Optum
OptumCare Specialty Practices, LLC	Delaware
OptumHealth Care Solutions, LLC	Delaware
OptumHealth Financial Services, Inc.	Delaware
OptumHealth Holdings, LLC	Delaware
OptumHealth International B.V.	Netherlands

OptumInsight Holdings, LLC	Delaware
OptumInsight India Private Limited	India
OptumInsight Life Sciences, Inc.	Delaware	Innovus QualityMetric Incorporated
OptumInsight, Inc.	Delaware	Ingenix Ingenix, Inc. Optum
OptumRx Administrative Services, LLC	Texas
OptumRx Discount Card Services, LLC	Delaware	Alaska Business License
OptumRx Group Holdings, Inc.	Delaware
OptumRx Health Solutions, LLC	Delaware
OptumRx Holdings I, LLC	Delaware
OptumRx Holdings, LLC	Delaware
OptumRx Home Delivery of Ohio, LLC	Ohio	OptumRx at Nationwide OptumRx of Ohio
OptumRx IPA III, Inc.	New York
OptumRx NY IPA, Inc.	New York
OptumRx of Pennsylvania, LLC	Delaware	FutureScripts Secure
OptumRx PBM of Illinois, Inc.	Delaware
OptumRx PBM of Maryland, LLC	Nevada	Alaska Business License OptumRx PBM Administrator of Maryland
OptumRx PBM of Pennsylvania, LLC	Pennsylvania	FutureScripts
OptumRx PBM of Wisconsin, LLC	Wisconsin	OptumRx PBM Administrator of Wisconsin
OptumRx PD of Pennsylvania, LLC	Pennsylvania
OptumRx Pharmacy of Nevada, Inc.	Nevada	Culinary Culinary Pharmacy
OptumRx Pharmacy, Inc.	Delaware
OptumRx, Inc.	California	Alaska Business License 2084037 Alaska Business License 969517 FirstLine Benefits FristLine Medical hi HealthInnovations OptumRx OptumRx PBM Administrator of California OptumRx, Inc.
OptumServe Technology Services, Inc.	Maryland	Optum Optum, Inc. Q.S.S., Inc. QSSI Quality Software Services Quality Software Services, Inc.
Oregon Healthcare Resources, LLC	Oregon	Oregon Medical Group
Oregon Outpatient Surgery Center, LLC	Oregon
Orlando Center for Outpatient Surgery, L.P.	Georgia
OrthoNet Holdings, Inc.	Delaware
OrthoNet LLC	New York	OrthoNet of New York
OrthoNet New York IPA, Inc.	New York
OrthoNet of the South, Inc.	Delaware
OrthoNet Services, Inc.	Delaware
OrthoNet West, Inc.	Delaware
Orthopedic Center of Palm Beach County, LLC	Florida
Orthopedic Surgery Center of Palm Beach County, LLC	Florida
Orthopro Management, LLC	Florida
OrthoWest MSO, LLC	Delaware
Ovations, Inc.	Delaware
Owensboro Ambulatory Surgical Facility, Ltd.	Kentucky
Oxford Benefit Management, Inc.	Connecticut
Oxford Health Insurance, Inc.	New York
Oxford Health Plans (CT), Inc.	Connecticut
Oxford Health Plans (NJ), Inc.	New Jersey
Oxford Health Plans (NY), Inc.	New York
Oxford Health Plans LLC	Delaware	Oxford Agency - Oxford Health Plans Inc.
P2P Link, LLC	Delaware
Pacific Cardiovascular Associates Medical Group, Inc.	California

Pacific Casualty Company, Inc.	Hawaii
PacifiCare Life and Health Insurance Company	Indiana	UnitedHealthOne
PacifiCare Life Assurance Company	Colorado	UnitedHealthOne
PacifiCare of Arizona, Inc.	Arizona	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	Colorado	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	Nevada	PacifiCare
Pacífico S.A. Entidad Prestadora de Salud EPS	Peru
Panama City Surgery Center, LLC	Florida
Park Hill Surgery Center, LLC	Texas	Park Hill Surgery Center, LLC
Parkway Surgery Center, LLC	Delaware
Patrimonio Autónomo Nueva Clínica	Colombia
Payment Resolution Services, LLC	Tennessee	AIM HEALTHCARE SERVICES
PCCCV, Inc.	California
Peninsula Eye Surgery Center, LLC	California
Penzo Enterprises, LLC	Delaware
Peoples Health, Inc.	Louisiana
Perimeter Center for Outpatient Surgery, L.P.	Georgia
Pharmaceutical Technologies Independent Practice Association, LLC	New York
Pharmaceutical Technologies, Inc.	Nebraska	CastiaRx CastiaRx of Nebraska Integrated HMO Pharmacy National Pharmaceutical Services
PHC Subsidiary Holdings, LLC	Texas
Physician Alliance of the Rockies, LLC	Colorado
Physician Associates of the Greater San Gabriel Valley, a Medical Group, Inc.	California
Physicians Day Surgery Center, LLC	Florida
Physicians Health Choice of Texas, LLC	Texas	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	Maryland
Physicians' Surgery Center of Downey, LLC	California
Pinnacle III, LLC	Colorado
Plano de Saúde Ana Costa Ltda.	Brazil
Plus One Health Management Puerto Rico, Inc.	Puerto Rico
Plus One Holdings, Inc.	Delaware
PMI Acquisition, LLC	Delaware
PMSI Holdings, LLC	Delaware
PMSI Settlement Solutions, LLC	Florida	Optum Settlement Solutions
PMSI, LLC	Florida	Optum Optum Workers Compensation Services of Florida
Pocono Ambulatory Surgery Center, Limited	Pennsylvania
Polar II Fundo de Investimento em Participações Multiestrategia	Brazil
Polo Holdco, LLC	Delaware
POMCO Network, Inc.	New York
POMCO, Inc.	New York	EM Risk Management Pomco Pomco Group Benefit Administrators
Pomerado Outpatient Surgical Center, Inc.	California
Pomerado Outpatient Surgical Center, L.P.	California
Post-Acute Care Center for Research, LLC	Delaware
PPH Holdings, LLC	Delaware
PPH Management Company, L.L.C.	Delaware
PPH-Columbia, Inc.	Delaware
PPH-Gardendale, Inc.	Delaware

Practice Partners in Healthcare, LLC	Delaware
Precision Dialing Services, Inc.	Delaware
Preferred Care Partners Holding, Corp.	Florida
Preferred Care Partners Medical Group, Inc.	Florida
Preferred Care Partners, Inc.	Florida
Premier Choice ACO, Inc.	California
Premier Surgery Center of Louisville, L.P.	Tennessee
Premiere Medical Resources, LLC	Delaware
Presidio Surgery Center, LLC	California
Prime Health, Inc.	Nevada	Med One Works
PrimeCare Medical Network, Inc.	California
PrimeCare of Citrus Valley, Inc.	California
PrimeCare of Corona, Inc.	California
PrimeCare of Hemet Valley, Inc.	California
PrimeCare of Inland Valley, Inc.	California
PrimeCare of Moreno Valley, Inc.	California
PrimeCare of Redlands, Inc.	California
PrimeCare of Riverside, Inc.	California
PrimeCare of San Bernardino, Inc.	California
PrimeCare of Sun City, Inc.	California
PrimeCare of Temecula, Inc.	California
Procura Management, Inc.	Delaware	Optum Managed Care Services
Progressive Enterprises Holdings, Inc.	Delaware
Progressive Medical, LLC	Ohio	Otpum Workers Compensation Services of Ohio PMI Medical Solutions, LLC PMI Solutions, LLC Progressive Medical Solutions, LLC Progressive Medical, LLC of Ohio
ProHEALTH Medical Management, LLC	Delaware
ProHealth Physicians, Inc.	Connecticut
ProHealth Proton Center Management, LLC	Delaware
ProHealth/CareMount Dental Management, LLC	New York
Project Titan, LLC	Delaware
Promotora Country S.A.	Colombia
Pronounced Health Solutions, Inc.	Delaware
Prosemedic S.A.C.	Peru
Prospero Management Services, LLC	Delaware
Providence & SCA Development, LLC	Delaware
Providence & SCA Off-Campus Holdings, LLC	Delaware
Providence & SCA On-Campus Holdings, LLC	Delaware
Providence & SCA Outreach Markets Holdings, LLC	Delaware
PS Center, LLC	California
PSC Bellevue, LLC	Nebraska
PSC Coventry, LLC	Nebraska
PSC Properties, LLC	Nebraska
Pulse Platform, LLC	Delaware
QoL Acquisition Holdings Corp.	Delaware
R Cubed, Inc.	Tennessee
Rally Health, Inc.	Delaware
Real Appeal, Inc.	Delaware
Recaudación y Cobranzas Honodav Ltda.	Chile

Redding Surgery Center, LLC	California
Redlands Ambulatory Surgery Center	California
Redlands-SCA Surgery Centers, Inc.	California
Reliant MSO, LLC	Delaware
ReMedics, LLC	Delaware
Research Surgical Center LLC	Colorado	Surgical Center of the Rockies
Resonancia Magnética Colombia Limitada	Colombia
Resonancia Magnética del Country S.A.	Colombia
RightCare Solutions, Inc.	Delaware
River Valley ASC, LLC	Connecticut
Riverside Corporate Wellness, LLC	Wisconsin
Riverside Electronic Healthcare Resources, Inc.	California
Riverside Medical Management, LLC	Delaware
Riverside Surgical Center of Meadowlands, LLC	New Jersey	Riverside Surgical Center of Rutherford
Riverside Surgical Center of Newark, LLC	New Jersey
ROC Surgery LLC	Indiana
Rockville Eye Surgery Center, LLC	Maryland	Palisades Eye Surgery Center
Rocky Mountain Health Maintenance Organization, Incorporated	Colorado	Rocky Mountain Health Plans Rocky Mountain HMO
Rocky Mountain HealthCare Options, Inc.	Colorado	HealthCare Options, Inc. Rocky Mountain HCO
ROCS Holdings, LLC	Indiana
Sacramento Surgery Center Associates, L.P.	California
Sacred Heart ASC, LLC	Florida	Summit Surgery Center
Saden S.A.	Chile
Sage Medical, Prof. LLC	South Dakota
Salem JV Holdings, LLC	Delaware
Salem Surgery Center, LLC	Oregon
Salveo Specialty Pharmacy, Inc.	Delaware
San Diego Endoscopy Center	California
San Diego Sports and Minimally Invasive Surgery Center, LLC	Delaware
San Francisco Endoscopy Center LLC	California
San Luis Obispo Surgery Center, a California Limited Partnership	California
Sand Lake SurgiCenter, LLC	Florida	Sand Lake Surgery Center
Santa Barbara Endoscopy Center, LLC	California
Santa Cruz Endoscopy Center, LLC	California
Santa Helena Assistência Médica S.A.	Brazil
Santa Rosa Surgery Center, L.P.	Tennessee
Santos Administração e Participações S.A.	Brazil
Savvysherpa Asia, Inc.	Phillipines
SC Affiliates, LLC	Delaware
SCA AHN JV Holdings, LLC	Delaware
SCA Alaska Surgery Center, Inc.	Alaska
SCA Athens, LLC	Delaware
SCA Austin Holdings, LLC	Delaware
SCA Austin Medical Center Holdings, LLC	Delaware
SCA Bloomfield Holdings, LLC	Delaware
SCA BOSC Holdings, LLC	Delaware
SCA Cedar Park Holdings, LLC	Delaware

SCA Clifton, LLC	Delaware
SCA Community Service Foundation	Alabama
SCA Cottonwood Holdings, LLC	Delaware
SCA Danbury Surgical Center, LLC	Delaware
SCA Denver Holdings, LLC	Delaware
SCA Development, LLC	Delaware
SCA Duluth Holdings, LLC	Delaware
SCA eCode Solutions Private Limited	India
SCA ESSC Holdings, LLC	Delaware
SCA Global One Holdings, LLC	Delaware
SCA Greenway Holdings, LLC	Delaware
SCA Grove Creek Holdings, LLC	Delaware
SCA Guilford Holdings, LLC	Delaware
SCA Hays Holdings, LLC	Delaware
SCA Heartland Holdings, LLC	Delaware
SCA HoldCo, Inc.	Delaware
SCA Holding Company, Inc.	Delaware
SCA Holdings, Inc.	California
SCA IEC Holdings, LLC	Delaware
SCA Indiana Holdings, LLC	Delaware
SCA Lutheran Holdings, LLC	Delaware
SCA Maple Grove Holdings, LLC	Delaware
SCA Mohawk Holdings, LLC	Delaware
SCA Northern Utah Holdings, LLC	Delaware
SCA Northwest Holdings, LLC	Delaware
SCA of Clarksville, Inc.	Tennessee
SCA Outside New Jersey, LLC	Delaware
SCA Pacific Holdings, Inc.	California
SCA Palisades Holdings, LLC	District of Columbia
SCA Pennsylvania Holdings, LLC	Delaware
SCA Pinnacle Holdings, LLC	Delaware
SCA Premier Surgery Center of Louisville, LLC	Delaware
SCA Rockledge JV, LLC	Delaware
SCA ROCS Holdings, LLC	Delaware
SCA Sage Medical MSO, LLC	Delaware
SCA Sage Medical, LLC	Delaware
SCA San Diego Holdings, LLC	Delaware
SCA Skyway Holdings, LLC	Delaware
SCA South Ogden Holdings, LLC	Delaware
SCA Southwestern PA, LLC	Delaware
SCA Specialists of Florida, LLC	Delaware
SCA Specialty Holdings of Connecticut, LLC	Delaware
SCA Spectrum Health Partners, LLC	Michigan
SCA Spectrum Holdings, LLC	Delaware
SCA SSSC Holdings, LLC	Delaware
SCA Stonegate Holdings, LLC	Delaware

SCA Surgery Holdings, LLC	Delaware
SCA Surgicare of Laguna Hills, LLC	Delaware
SCA Teammate Support Network	Alabama
SCA West Health Holdings, LLC	Delaware
SCA Westgreen Holdings, LLC	Delaware
SCA Woodbury Holdings, LLC	Delaware
SCA-Albuquerque Surgery Properties, Inc.	New Mexico
SCA-Alliance, LLC	Delaware
SCA-Anne Arundel, LLC	Delaware
SCA-AppleCare Partners, LLC	Delaware
SCA-Bethesda, LLC	Delaware
SCA-Blue Ridge, LLC	Delaware
SCA-Bonita Springs, LLC	Delaware
SCA-Brandon, LLC	Delaware
SCA-Castle Rock, LLC	Delaware
SCA-Central Florida, LLC	Delaware
SCA-Charleston, LLC	Delaware
SCA-Chatham, LLC	Delaware
SCA-Chevy Chase, LLC	Delaware
SCA-Citrus, Inc.	Tennessee
SCA-Colonial Partners, LLC	Delaware
SCA-Colorado Springs, LLC	Delaware
SCA-Connecticut Partners, LLC	Delaware
SCA-Davenport, LLC	Delaware
SCA-Denver Physicians Holdings, LLC	Colorado
SCA-Denver, LLC	Delaware
SCA-Derry, LLC	Delaware
SCA-Doral, LLC	Delaware
SCA-Downey, LLC	Delaware
SCA-Dry Creek, LLC	Delaware
SCA-Dublin, LLC	Delaware
SCA-Encinitas, Inc.	Delaware
SCA-Eugene, Inc.	Tennessee
SCA-First Coast, LLC	Delaware
SCA-Florence, LLC	Delaware
SCA-Fort Collins, Inc.	Colorado
SCA-Fort Walton, Inc.	Tennessee
SCA-Franklin, LLC	Delaware
SCA-Frederick, LLC	Delaware
SCA-Freeway Holdings, LLC	Delaware
SCA-Ft. Myers, LLC	Delaware
SCA-Gainesville, LLC	Delaware
SCA-Gladiolus, LLC	Delaware
SCA-Glenwood Holdings, LLC	Delaware
SCA-Grants Pass, LLC	Delaware
SCA-Grove Place, LLC	Delaware

SCA-Hagerstown, LLC	Delaware
SCA-Hamden, LLC	Delaware
SCA-Hilton Head, LLC	Delaware
SCA-Honolulu, LLC	Delaware
SCA-Houston Executive, LLC	Delaware
SCAI Holdings, LLC	Delaware
SCA-Illinois, LLC	Delaware
SCA-IT Holdings, LLC	Delaware
SCA-JPM Holdings, LLC	Delaware
SCA-Kissing Camels Holdings, LLC	Delaware
SCA-Main Street, LLC	Delaware
SCA-Marina del Rey, LLC	California
SCA-MC VBP, Inc.	Delaware
SCA-Mecklenburg Development Corp.	North Carolina
SCA-Memorial City, LLC	Delaware
SCA-Memorial, LLC	Delaware
SCA-Merritt, LLC	Delaware
SCA-Midlands, LLC	Delaware
SCA-Midway Management, LLC	Illinois
SCA-Mobile, LLC	Delaware
SCA-Mokena, LLC	Delaware
SCA-Morris Avenue, LLC	Delaware
SCA-Morris County, LLC	Delaware
SCA-Mt. Pleasant, LLC	Delaware
SCA-Naperville, LLC	Delaware
SCA-Naples, LLC	Delaware
SCA-New Jersey, LLC	Delaware
SCA-Newport Beach, LLC	California
Scanner Centromed S.A.	Chile
SCA-Northeast Georgia Health, LLC	Tennessee
SCA-Palm Beach MSO Holdings, LLC	Delaware
SCA-Palm Beach, LLC	Delaware
SCA-Panama City Holdings, LLC	Delaware
SCA-Paoli, LLC	Delaware
SCA-Phoenix, LLC	Delaware
SCA-Pocono, LLC	Delaware
SCA-Portland, LLC	Delaware
SCA-Practice Partners Holdings, LLC	Delaware
SCA-River Valley, LLC	Delaware
SCA-Riverside Partners, LLC	Delaware
SCA-Riverside, LLC	Delaware
SCA-Rockville, LLC	Delaware
SCA-Sacred Heart Holdings, LLC	Delaware
SCA-San Diego, Inc.	Delaware
SCA-San Luis Obispo, LLC	Delaware

SCA-Sand Lake, LLC	Delaware
SCA-Santa Rosa, Inc.	Nevada
SCA-Somerset, LLC	Delaware
SCA-South Jersey, LLC	Delaware
SCA-Sparta, LLC	Delaware
SCA-Spartanburg Holdings, LLC	Delaware
SCA-St. Louis Holdings, LLC	Delaware
SCA-St. Louis, LLC	Delaware
SCA-St. Lucie, LLC	Delaware
SCA-Surgicare, LLC	Delaware
SCA-SwiftPath, LLC	Delaware
SCA-Verta, LLC	Delaware
SCA-VLR Holdings Company, LLC	Delaware
SCA-Wake Forest, LLC	Delaware
SCA-Western Connecticut, LLC	Delaware
SCA-Westover Hills, LLC	Delaware
SCA-Wilmington, LLC	Delaware
SCA-Wilson, LLC	Delaware
SCA-Winchester, LLC	Delaware
SCA-Winter Park, Inc.	Tennessee
SCA-Woodlands Holdings, LLC	Delaware
SCLHS-SCA Holdings, LLC	Delaware
SCP Specialty Infusion, LLC	Delaware
Seashore Surgical Institute, L.L.C.	New Jersey
Seisa Serviços Integrados de Saúde Ltda.	Brazil
Senate Street Surgery Center, LLC	Indiana
Senior Benefits, L.L.C.	Arizona
Serquinox Holdings LLC	Delaware
Servicios de Entrenamiento en Competencias Clínicas Ltda.	Chile
Servicios Integrados de Salud Ltda.	Chile
Servicios Médicos Amed Quilpué S.A.	Chile
Servicios Médicos Bío Bío Ltda.	Chile
Servicios Médicos Ciudad del Mar Ltda.	Chile
Servicios Médicos Santa María Ltda.	Chile
Servicios Médicos Vespucio Ltda.	Chile
Serviclínica S.A. (Ex Los Leones, La Calera)	Chile
Servisalud S.A. (Ex Los Carrera, Quilpué)	Chile
SHC Atlanta, LLC	Delaware
SHC Austin, Inc.	Georgia
SHC Hawthorn, Inc.	Georgia
SHC Melbourne, Inc.	Georgia
Sierra Dental Plan, Inc.	California
Sierra Health and Life Insurance Company, Inc.	Nevada
Sierra Health Services, Inc.	Nevada
Sierra Health-Care Options, Inc.	Nevada
Sierra Home Medical Products, Inc.	Nevada	Southwest Medical Associates, Inc. Southwest Medical Pharmacy & Home Medical Equipment THC of Nevada

Sierra Nevada Administrators, Inc.	Nevada
Sistema de Administración Hospitalaria S.A.C.	Peru
Small Business Insurance Advisors, Inc.	Texas
Sobam – Centro Médico Hospitalar S.A.	Brazil
Sociedad de Inversiones Santa María S.A.	Chile
Sociedad Editorial para la Ciencia Ltda.	Colombia
Somerset Outpatient Surgery, L.L.C.	New Jersey
Sound Inpatient Physicians Medical Group, Inc.	California
Sound Inpatient Physicians of Ohio, LLC	Ohio
Sound Inpatient Physicians of Texas I, Inc.	Texas
Sound Inpatient Physicians, Inc.	Delaware
Sound Kenwood Hospitalists of Cincinnati, Inc.	Ohio
Sound Kenwood Hospitalists of Cincinnati, LLC	Ohio
Sound Physicians Advisory Services, Inc.	Delaware
Sound Physicians Alaska Hospitalist Group, LLC	Delaware
Sound Physicians Emergency Medicine of Arizona, Inc.	Arizona
Sound Physicians Emergency Medicine of Louisiana, Inc.	Louisiana
Sound Physicians Emergency Medicine of South Carolina, LLC	South Carolina
Sound Physicians Holdings, LLC	Delaware
Sound Physicians Intensivists of Arizona, Inc.	Arizona
Sound Physicians of Florida IV, LLC	Florida
Sound Physicians of Hawaii, Inc.	Hawaii
Sound Physicians of Illinois, LLC	Illinois
Sound Physicians of Indiana, LLC	Indiana
Sound Physicians of Kankakee, Illinois, LLC	Illinois
Sound Physicians of Massachusetts, Inc.	Massachusetts
Sound Physicians of Nebraska, LLC	Nebraska
Sound Physicians of New Jersey, LLC	New Jersey
Sound Physicians of North Carolina, PLLC	North Carolina
Sound Physicians of South Carolina, LLC	South Carolina
Sound Physicians of Wyoming, LLC	Wyoming
South Arlington Surgical Providers, LLC	Texas	Same Day Surgicare
South County Surgical Center, LLC	Missouri
South Placer Surgery Center, L.P.	California
Southwest Medical Associates, Inc.	Nevada	OptumCare OptumCare Community Center Sierra Home Medical Products, Inc. Southwest Hospitalist Services Group Southwest Medical Pharmacy & Home Medical Equipment
Southwest Michigan Health Network Inc.	Michigan
Southwest Surgery Center, LLC	Illinois	Center for Minimally Invasive Surgery
Southwest Surgical Center of Bakersfield, L.P.	California
Space Coast Surgical Center, Ltd.	Florida	Merritt Island Surgery Center
Spartanburg Surgery Center, LLC	South Carolina
Specialists in Urology Surgery Center, LLC	Florida
Specialized Pharmaceuticals, Inc.	Pennsylvania
Specialty Benefits, LLC	Delaware	EyeFit EyeFit Vision Center EyeFit Vision Centers
Specialty Billing Solutions, LLC	Colorado
Specialty Surgical Center, LLC	New Jersey
Spectera of New York, IPA, Inc.	New York

Spectera, Inc.	Maryland
Spectrum Health Orthopedic Surgery Center, LLC	Michigan
SRPS, LLC	Delaware
SSSC Holdings, LLC	Indiana
St. Cloud Outpatient Surgery, Ltd., a Minnesota Limited Partnership	Minnesota
St. Cloud Surgical Center, LLC	Delaware
St. Louis Cardiovascular Institute, LLC	Missouri
St. Louis Specialty Surgical Center, LLC	Missouri
Stonegate JV Partners, LLC	Texas
Stonegate Surgery Center, L.P.	Texas
Summer Street ASC, LLC	Connecticut	Specialty Surgery Center of Connecticut
SunSurgery, LLC	Delaware
Surgery Center at Cherry Creek, LLC	Colorado
Surgery Center at Cottonwood, LLC	Utah
Surgery Center at Grove Creek, LLC	Utah
Surgery Center at Kissing Camels, LLC	Colorado
Surgery Center at South Ogden, LLC	Utah
Surgery Center at St. Vincent, LLC	Oregon
Surgery Center Holding, LLC	Delaware
Surgery Center of Boca Raton, Inc.	Florida
Surgery Center of Colorado Springs, LLC	Delaware
Surgery Center of Des Moines, LLC	Delaware
Surgery Center of Easton, LLC	Delaware
Surgery Center of Ellicott City, Inc.	Delaware
Surgery Center of Fairfield County, LLC	Delaware
Surgery Center of Fort Collins, LLC	Colorado
Surgery Center of Lexington, LLC	Delaware
Surgery Center of Louisville, LLC	Delaware
Surgery Center of Maui, LLC	Delaware
Surgery Center of Mt. Scott, LLC	Oregon
Surgery Center of Muskogee, LLC	Delaware
Surgery Center of Rockville, L.L.C.	Maryland
Surgery Center of Southern Pines, LLC	Delaware
Surgery Center of The Woodlands, LLC	Texas
Surgery Center of Wilmington Properties, LLC	North Carolina
Surgery Center of Wilmington, LLC	North Carolina
Surgery Center of Wilson, LLC	North Carolina
Surgery Centers of Des Moines, Ltd., an Iowa Limited Partnership	Iowa
Surgery Centers-West Holdings, LLC	Delaware
Surgical Care Affiliates Political Action Committee	Alabama
Surgical Care Affiliates, LLC	Delaware
Surgical Care Partners of Melbourne, LLC	Delaware
Surgical Caregivers of Fort Worth, LLC	Texas
Surgical Center of Greensboro, LLC	North Carolina
Surgical Center of San Diego, LLC	California
Surgical Center of South Jersey, Limited Partnership	New Jersey
Surgical Center of Tuscaloosa Holdings, LLC	Alabama

Surgical Eye Experts, LLC	Massachusetts
Surgical Health Of Orlando, LLC	Florida
Surgical Health, LLC	Delaware
Surgical Hospital Holdings of Oklahoma, LLC	Delaware
Surgical Management Solutions, LLC	Delaware
Surgicare of Central Jersey, LLC	New Jersey
Surgicare of Jackson, LLC	Delaware
Surgicare of Jackson, Ltd., a Mississippi Limited Partnership	Mississippi
Surgicare of Joliet, Inc.	Illinois
Surgicare of La Veta, Inc.	California
Surgicare of La Veta, Ltd., a California Limited Partnership	California
Surgicare of Minneapolis, LLC	Delaware
Surgicare of Minneapolis, Ltd., a Minnesota Limited Partnership	Minnesota
Surgicare of Mobile, LLC	Delaware
Surgicare of Mobile, Ltd.	Alabama
Surgicare of Oceanside, Inc.	California
Surgicare of Owensboro, LLC	Delaware
Surgicare of Salem, LLC	Delaware
Surgicare, LLC	Indiana
Surgicenters of Southern California, Inc.	California
Sutter Alhambra Surgery Center, L.P.	California
SVHS-SCA Florida JV, LLC	Delaware
Symphonix Health Holdings LLC	Delaware
TeamMD Holdings, Inc.	Delaware
TeamMD Iowa, Inc.	Delaware
TeamMD Physicians of Texas, Inc.	Texas	UnitedHealthcare Alief Clinic
TeamUP Insurance Services, Inc.	California
Tecnología de Información en Salud S.A.	Chile
Texas Health Craig Ranch Surgery Center, LLC	Texas
Texas Health Flower Mound Orthopedic Surgery Center, LLC	Texas
Texas Health Orthopedic Surgery Center Alliance, LLC	Texas
Texas Health Surgery Center Alliance, LLC	Texas
Texas Health Surgery Center Bedford, LLC	Texas
Texas Health Surgery Center Chisholm Trail, LLC	Texas
Texas Health Surgery Center Irving, LLC	Texas
Texas Health Surgery Center Las Colinas, LLC	Texas
Texas Health Surgery Center Preston Plaza, LLC	Texas
Texas Health Surgery Center Rockwall, LLC	Texas
Texas Health Surgery Center Southwest Fort Worth, LLC	Texas	Texas Health Joint Replacement Surgery Center
Texas Health Surgery Center Waxahachie, LLC	Texas
Texas Health Surgery Center Willow Park, LLC	Texas
The Advisory Board Company	Delaware	The Delaware Advisory Board Company
The Chesapeake Life Insurance Company	Oklahoma
The Eye Surgery Center of the Carolinas, L.P.	North Carolina
The Intensivist Group of Langhorne, LLC	Pennsylvania
The Lewin Group, Inc.	North Carolina	Lewin

The Outpatient Surgery Center of Hilton Head, LLC	South Carolina
The Polyclinic MSO, LLC	Delaware
The Surgery Center of Easton, L.P.	Tennessee
The Surgical Center of Connecticut, LLC	Connecticut
The Surgical Center of the Treasure Coast, L.L.C.	Florida
Thomas Johnson Surgery Center, LLC	Maryland
Three Rivers Holdings, Inc.	Delaware
Three Rivers Surgical Care, L.P.	Tennessee
THR-SCA Holdings, LLC	Texas
Tmesys, LLC	Florida
Topimagem Diagnóstico por Imagem Ltda.	Brazil
Trails Edge Surgery Center, LLC	Florida
Trauma Surgery Affiliates, LLC	Texas
Travel Express Incorporated	Maryland
Treasure Valley Emerald Properties, LLC	Delaware
Treasure Valley Hospital Limited Partnership	Idaho
Tri-City Medical Center ASC Operators, LLC	California
Trio Motion, LLC	Delaware
Triple Aim Partners Holdings, Inc.	Delaware	Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Vienna
Triple Aim Partners, LLC	Delaware
Tufts Health Freedom Insurance Company	New Hampshire
Tufts Health Freedom Plans, Inc.	Delaware
Tuscaloosa Surgical Center, L.P.	Alabama
U.S. Behavioral Health Plan, California	California	OptumHealth Behavioral Solutions of California
UCSD Ambulatory Surgery Center, LLC	Delaware	Outpatient Surgery Center of La Jolla University Ambulatory Surgery Center
UCSD Center for Surgery of Encinitas, L.P.	California
UCSD Surgical Center of San Diego, LLC	California
UCSD-SCA Holdings I, LLC	Delaware
UCSD-SCA Holdings II, LLC	Delaware
UHC Finance (Ireland) Unlimited Company	Dublin
UHC International Services, Inc.	Delaware
UHC of California	California
UHCG – FZE	Dubai
UHCG Holdings (Ireland) Limited	Ireland
UHCG Services (Ireland) Limited	Ireland
UHG Brasil Participações S.A.	Brazil
UHIC Holdings, Inc.	Delaware
UICI Funding Corp. 2	Delaware
UMR, Inc.	Delaware	Fiserv Health - Wausau Benefits
Unidad Médica Diagnóstico S.A.	Colombia
Unimerica Insurance Company	Wisconsin	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	New York
Unison Health Plan of Delaware, Inc.	Delaware	UnitedHealthcare Community Plan
United Behavioral Health	California	Life Strategies Optum Idaho OptumHealth Behavioral Solutions Plan 21, Incorporated Plan 21, INCORPORATED United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	New York
United Group Reinsurance, Inc.	Grand Turk

United Health Foundation	Minnesota
United HealthCare Services, Inc.	Minnesota	AmeriChoice
Evercare
EverCare
Health Professionals Review
Healthmarc
HealthPro
Institute for Human Resources
UHC Management Company
UHC Management Company, Inc.
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealthcare
UnitedHealthcare MedicareStore
United Management Services, Inc.	New York
United Resource Networks IPA of New York, Inc.	New York
UnitedHealth Advisors, LLC	Maine	UHA Insurance Agency, LLC UnitedHealthcare
UnitedHealth Group Incorporated	Delaware
UnitedHealth Group International Finance (Ireland) Unlimited Company	Ireland
UnitedHealth Group International Finance LLC	Delaware
UnitedHealth International, Inc.	Delaware
UnitedHealth Military & Veterans Services, LLC	Delaware
UnitedHealth UK Limited	United Kingdom
UnitedHealthcare Benefits of Texas, Inc.	Texas	PacifiCare UnitedHealthcare Health Plan of Texas, Inc.
UnitedHealthcare Benefits Plan of California	California
UnitedHealthcare Children's Foundation, Inc.	Maryland
UnitedHealthcare Community Plan of California, Inc.	California
UnitedHealthcare Community Plan of Georgia, Inc.	Georgia
UnitedHealthcare Community Plan of Ohio, Inc.	Ohio	UnitedHealthcare Community Plan
UnitedHealthcare Community Plan of Texas, L.L.C.	Texas
UnitedHealthcare Community Plan, Inc.	Michigan
UnitedHealthcare Consulting & Assistance Service (Beijing) Co., Ltd.	China
UnitedHealthcare Europe S.á r.l.	Luxembourg
UnitedHealthcare Global Canada Limited	Alberta	UnitedHealthcare Global
UnitedHealthcare Global Medical (UK) Limited	United Kingdom
UnitedHealthcare India Private Limited	India
UnitedHealthcare Insurance Company	Connecticut	UnitedHealthcare Community Plan of Texas
UnitedHealthcare Insurance Company of America	Illinois
UnitedHealthcare Insurance Company of Illinois	Illinois
UnitedHealthcare Insurance Company of New York	New York
UnitedHealthcare Insurance Company of the River Valley	Illinois
UnitedHealthcare Insurance Designated Activity Company	Ireland
UnitedHealthcare Integrated Services, Inc.	Arizona	UnitedHealthcare Community Plan
UnitedHealthcare International Asia, LLC	Delaware
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International II S.á r.l.	Luxembourg
UnitedHealthcare International III B.V.	Netherlands
UnitedHealthcare International III S.á r.l.	Luxembourg
UnitedHealthcare International IV S.á r.l.	Luxembourg
UnitedHealthcare International VII S.à r.l.	Luxembourg
UnitedHealthcare International VIII S.à r.l.	Luxembourg
UnitedHealthcare International X S.à r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	Wisconsin
UnitedHealthcare of Alabama, Inc.	Alabama
UnitedHealthcare of Arizona, Inc.	Arizona
UnitedHealthcare of Arkansas, Inc.	Arkansas	Complete Health
UnitedHealthcare of Colorado, Inc.	Colorado	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	Florida	Community and State Plan of Florida UnitedHealthcare Community Plan UnitedHealthcare Community Plan of Florida

UnitedHealthcare of Georgia, Inc.	Georgia	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	Illinois
UnitedHealthcare of Kentucky, Ltd.	Kentucky
UnitedHealthcare of Louisiana, Inc.	Louisiana	UnitedHealthcare Community Plan
UnitedHealthcare of Mississippi, Inc.	Mississippi
UnitedHealthcare of New England, Inc.	Rhode Island
UnitedHealthcare of New Mexico, Inc.	New Mexico
UnitedHealthcare of New York, Inc.	New York	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	North Carolina
UnitedHealthcare of Ohio, Inc.	Ohio
UnitedHealthcare of Oklahoma, Inc.	Oklahoma	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	Oregon
UnitedHealthcare of Pennsylvania, Inc.	Pennsylvania	UnitedHealthcare Community Plan UnitedHealthcare Community Plan for Families UnitedHealthcare Community Plan for Kids UnitedHealthcare Community Plan of Pennsylvania UnitedHealthcare Dual Complete
UnitedHealthcare of South Carolina, Inc.	South Carolina
UnitedHealthcare of Texas, Inc.	Texas
UnitedHealthcare of the Mid-Atlantic, Inc.	Maryland
UnitedHealthcare of the Midlands, Inc.	Nebraska
UnitedHealthcare of the Midwest, Inc.	Missouri
UnitedHealthcare of Utah, Inc.	Utah	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	Washington	PacifiCare Secure Horizons UnitedHealthcare UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	Wisconsin
UnitedHealthcare Parekh Insurance TPA Private Limited	India
UnitedHealthcare Plan of the River Valley, Inc.	Illinois
UnitedHealthcare Service LLC	Delaware
UnitedHealthcare Specialty Benefits, LLC	Maine	DCG RESOURCE OPTIONS ADMINISTRATORS, LLC UnitedHealthcare Specialty Benefits WorkUp, LLC
UnitedHealthcare, Inc.	Delaware
Unity Health Network, LLC	Delaware
UpFront Insurance Agency, LLC	Minnesota
UPHT-SCA Holdings, LLC	Delaware
Upland Holdings, LLC	California
Upland Outpatient Surgical Center, L.P.	California
Urgent Care Holdings, Inc.	Delaware
Urgent Care MSO, LLC	Delaware
Urology Associates of North Texas, P.L.L.C.	Texas
USHEALTH Academy, Inc.	Texas
USHEALTH Administrators, LLC	Delaware
USHEALTH Advisors, LLC	Texas
USHEALTH Career Agency, Inc.	Delaware
USHEALTH Funding, Inc.	Delaware
USHEALTH Group, Inc.	Delaware
USMD Administrative Services, L.L.C.	Texas
USMD Affiliated Services	Texas	USMD Physician Services
USMD ASC IV1, LLC	Texas
USMD ASC IV2, LLC	Texas
USMD Holdings, Inc.	Delaware
USMD Hospital at Arlington, L.P.	Texas

USMD Hospital at Fort Worth, L.P.	Texas	USMD Hospital at Fort Worth
USMD Inc.	Texas
USMD PPM, LLC	Texas
Valley Hospital, L.L.C.	Washington
Valley Physicians Network, Inc.	California
Vascular Labs of the Rockies ASC, LLC	Delaware
Vascular Labs of the Rockies, PLLC	Colorado
Verta Management Services, LLC	Delaware
Via Vitae MSO, LLC	Delaware
Vida Integra S.p.A.	Chile
Vida Tres Internacional S.A.	Chile
Virtua-SCA Holdings II, LLC	Delaware
Virtua-SCA Holdings, LLC	New Jersey
Vivify Health Canada, Inc.	British Columbia
Vivify Health, Inc.	Delaware
Wake Forest Ambulatory Ventures, LLC	North Carolina
Walnut Creek Endoscopy Center LLC	California
Walnut Hill Surgery Center, LLC	Texas
Wauwatosa Outpatient Surgery Center, LLC	Delaware
Wauwatosa Surgery Center, LLC	Delaware
Wayland Square Surgicare Acquisition, L.P.	Rhode Island
Wayland Square Surgicare GP, Inc.	Rhode Island
WellMed Medical Management of Florida, Inc.	Florida	Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Westchester
WellMed at 9th Ave. North
WellMed at Bartow
WellMed at Dr. Phillips
WellMed at Fort Pierce
WellMed at Haines City
WellMed at Haverford Ave.
WellMed at Lake Copeland
WellMed at Lakewood
WellMed at Longwood
WellMed at N. Tamiami Trail
WellMed at Oak Commons
WellMed at Plant City - Family Practice Center
WellMed at Saint Isabel
WellMed at Sandlake Commons
WellMed at SE Lakeland
WellMed at Semoran
WellMed at South Parsons
WellMed at Southwest Orlando
WellMed at St. Lucie West
WellMed at Stonerock Lake
WellMed at Wesley Chapel
WellMed Medical Group
WellMed Medical Management, Inc.	Texas
West Coast Endoscopy Holdings, LLC	Delaware
Western Connecticut Orthopedic Surgical Center, LLC	Connecticut
WestHealth JV Holdings, LLC	Delaware
WestHealth Surgery Center, LLC	Minnesota
WESTMED Practice Partners LLC	Delaware
WillowB Labs LLC	Delaware
Wilson Creek Surgical Center, LLC	Texas
Winchester Endoscopy, LLC	Illinois
Winter Park Surgery Center, L.P.	Tennessee
Winter Park, LLC	Tennessee
Woodbury Surgery Center, LLC	Minnesota
XAS Infusion Suites, Inc.	Texas	Diplomat Specialty Infusion Group
XLHealth Corporation	Maryland	XLHealth
XLHealth Corporation India Private Limited	India